                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 April 30, 2001
                        ---------------------------------
                        (Date of earliest event reported)


                             CONNETICS CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                         0-27406                         94-3173928
----------------------------        ---------------------      ---------------------------------
(State or Other Jurisdiction        (Commission File No.)      (IRS Employer Identification No.)
      of Incorporation)


              3400 West Bayshore Road, Palo Alto, California 94303
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (650) 843-2800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets.

         On May 1, 2001, Connetics Corporation (referred to as "we," "us" and "our"), announced the completion of the sale of all of our rights and interests in Ridaura(R) (auranofin) to Prometheus Laboratories, Inc., a California corporation based in San Diego, California. The sale was made pursuant to an Asset Purchase Agreement dated April 9, 2001, by and between us and Prometheus and closed on April 30, 2001. Ridaura is an oral formulation of a gold salt which is prescribed for the treatment of rheumatoid arthritis. Our sales of Ridaura were approximately $6.0 million in 2000 and approximately $5.7 million in 1999.

         Under the terms of the Asset Purchase Agreement, we sold all of our property, rights, interests and other assets for or related to the use, manufacture or sale of Ridaura in the United States and Puerto Rico to Prometheus for $9.0 million in cash plus a royalty on annual sales of Ridaura in excess of $4.0 million over the next five years. The rights which we sold include all of our rights under our Supply Agreement with Pharmascience, Inc. dated December 19, 1997, and under our Supply Agreement with SmithKline Beecham Corporation (now known as GlaxoSmithKline) dated December 31, 1996. We also sold certain rights under our Asset Purchase Agreement with SmithKline Beecham Corporation dated December 2, 1996, pursuant to which we originally acquired the rights to Ridaura from SmithKline Beecham Corporation. Under the terms of the Asset Purchase Agreement with Prometheus, Prometheus agreed to assume, effective as of the closing date of the transaction, our obligations under the Pharmascience Supply Agreement, our obligations under the SmithKline Beecham Supply Agreement, and certain of our obligations under the SmithKline Beecham Asset Purchase Agreement.

         For more information regarding the terms of this transaction, please see our Asset Purchase Agreement with Prometheus and our press release relating to the transaction attached hereto as Exhibits 2.1 and 99.1, respectively. For more information regarding our agreements with SmithKline Beecham and Pharmascience, please see our Asset Purchase Agreement with SmithKline Beecham filed as Exhibit 2.1 to our Current Report on Form 8-K/A dated January 15, 1997, our Supply Agreement with SmithKline Beecham filed as Exhibit 10.4 to our Current Report on Form 8-K dated January 15, 1997, and our Supply Agreement with Pharmascience, Inc. dated December 19, 1997, filed as an exhibit to Post-Effective Amendment No. 1 to our Form S-1 Registration Statement, which was filed with the Securities and Exchange Commission on December 22, 1997.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


         (b) Pro Forma Financial Information.

                  The unaudited pro forma condensed consolidated financial statements of Connetics Corporation giving effect to the sale of Ridaura, which closed on April 30, 2001, are included herewith.
         The unaudited pro forma condensed consolidated balance sheet as of December 31, 2000 is presented as if the sale transaction had occurred as of that date. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2000 is presented as if the disposition transaction had occurred at January 1, 2000.

         The pro forma information may not necessarily be indicative of what our results of operations or financial position would have been had the transaction been in effect as of and for the periods presented, nor is such information necessarily indicative of our results of operations or financial position for any future period or date.

         (c) Exhibits.

             2.1* Asset Purchase Agreement dated as of April 9, 2001, by and between Prometheus Laboratories, Inc. and Connetics Corporation.

             2.2**(1) Asset Purchase Agreement dated December 2, 1996 between Connetics Corporation (then known as Connective Therapeutics, Inc.), SmithKline Beecham Corporation, SmithKline Beecham Pharma Inc., SmithKline Beecham Properties, Inc. and SmithKline Beecham Inter-American Corporation.

             10.1**(2) Supply Agreement dated December 31, 1996 between
                       Connetics Corporation (then known as Connective Therapeutics, Inc.) and SmithKline Beecham Corporation.

             10.2(3) Supply Agreement dated December 19, 1997 between Connetics Corporation and Pharmascience, Inc.

             99.1      Press Release dated May 1, 2001

--------
* Portions of this exhibit have been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

** Certain portions of this exhibit were granted confidential treatment pursuant to an order from the SEC.

(1) Incorporated by reference to Exhibit 2.1 filed with our Current Report on Form 8-K/A dated January 15, 1997 and filed with the SEC on April 28, 1997 (Commission File No. 0-27406)

(2) Incorporated by reference to Exhibit 10.4 filed with our Current Report on Form 8-K dated January 15, 1997 and filed with the SEC on January 15, 1997 (Commission File No. 0-27406)

(3) Incorporated by reference to Exhibit 10.55 filed with our Post-Effective Amendment No. 1 to our Registration Statement on Form S-1 filed with the SEC on December 22, 1997 (Registration No. 333-41195)

                              CONNETICS CORPORATION
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)
                                 (In thousands)

                                                                            December 31, 2000
                                                          ------------------------------------------------------
                                                                                Pro forma
                                                             Historical       adjustment(A)          Pro forma
                                                          ---------------   -----------------     --------------
ASSETS:
CURRENT ASSETS:
     Cash and cash equivalents                               $  58,577             $   8,979          $ 67,556
     Short-term investments                                     21,607                    --            21,607
     Account receivable                                          2,749                    --             2,749
     Other current assets                                          545                   (57)              488
                                                             ---------             ---------          --------
            TOTAL CURRENT ASSETS                                83,478                 8,922            92,400

Property and equipment, net                                      1,807                    --             1,807
Deposits and other assets                                          428                    --               428
                                                             ---------             ---------          --------
TOTAL ASSETS                                                 $  85,713             $   8,922          $ 94,635
                                                             =========             =========          ========

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
     Accounts payable                                        $   5,208                    --         $   5,208
     Accrued liabilities                                         2,271                   711             2,982
     Current portion of deferred revenue                           132                    --               132
     Accrued process development expenses                        1,736                    --             1,736
     Accrued payroll and related expenses                        1,797                    --             1,797
     Current portion of notes payable                              750                    --               750
     Other current liabilities                                     517                    --               517
     Current portion of capital lease obligations                   37                    --                37
                                                             ---------             ---------          --------
            TOTAL CURRENT LIABILITIES                           12,448                   711            13,159

Deferred revenue                                                   659                                     659

STOCKHOLDERS' EQUITY:
     Preferred stock                                                --                    --                --
     Common stock                                              159,242                    --           159,242
     Deferred compensation                                         (21)                   --               (21)
     Accumulated deficit                                       (92,756)                8,211           (84,545)
     Accumulated other comprehensive income                      6,141                    --             6,141
                                                             ---------             ---------          --------
            TOTAL STOCKHOLDERS' EQUITY                          72,606                 8,211            80,817
                                                             ---------             ---------          --------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   $  85,713             $   8,922          $ 94,635
                                                             =========             =========          ========



                             See accompanying notes

                              CONNETICS CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                     (In thousands except per share amounts)


                                                                       Year Ended December 31, 2000
                                                            -----------------------------------------------------
                                                                                  Pro forma
                                                              Historical         adjustment(B)        Pro forma
                                                            --------------     ----------------     -------------
Net Sales                                                      $ 40,774             $ (6,013)            $ 34,761

Expenses:
        Cost of sales                                             3,868                 (903)               2,965
        Research and development                                 21,875                   --               21,875
        Selling, general and administrative                      26,673                 (861)              25,812
                                                               --------             --------             --------
           Total operating expenses                              52,416               (1,764)              50,652

Operating loss                                                  (11,642)              (4,249)             (15,891)

        Gain on sale of investment                               42,967                   --               42,967
        Interest and other income                                 2,108                   --                2,108
        Interest expense                                           (235)                  70                 (165)
                                                               --------             --------             --------
        Income before income taxes and cumulative
           effect of change in accounting principle              33,198               (4,179)              29,019

        Income tax provision                                     (1,010)                  --               (1,010)
                                                               --------             --------             --------
Income before cumulative effect of change
        in accounting principle                                $ 32,188             $ (4,179)            $ 28,009
                                                               ========             ========             ========

Income per share before cumulative effect of change
        in accounting principle:
        Basic                                                  $   1.13                                  $   0.98
        Diluted                                                $   1.07                                  $   0.93

Shares used in per share calculation:
        Basic                                                    28,447                                    28,447
        Diluted                                                  30,086                                    30,086


                             See accompanying notes

         Notes to Pro Forma Condensed Consolidated Financial Statements

         1.       Basis of Presentation

                  The unaudited pro forma condensed consolidated financial statements present financial information for Connetics Corporation giving effect to the sale of Ridaura, which closed on April 30, 2001. The unaudited pro forma condensed consolidated balance sheet as of December 31, 2000 is presented as if the sale transaction had occurred as of that date. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2000 is presented as if the sale transaction had occurred at the beginning of the earliest period presented.

         2.       Unaudited Pro Forma Consolidated Financial Adjustments

                  (A) Reflects the sale of Ridaura to Prometheus Laboratories, Inc. for total cash proceeds of $9.0 million. The proceeds presented have been reduced slightly from $9.0 million to reflect a purchase price adjustment as outlined in the Asset Purchase Agreement dated April 9, 2001. Included in the pro forma retained earnings at December 31, 2000 is the resulting estimated gain to be recognized on the sale, net of estimated expenses related to the sale. The pro forma adjustments reflect the elimination of assets, namely inventory, and liabilities that were assumed as part of the Asset Purchase Agreement. Additional accrued liabilities included in the pro forma adjustments relate primarily to an additional reserve for rebates, charge-backs and returns pursuant to the terms of the Asset Purchase Agreement as well as the accrual of expenses directly related to the transaction. Other assets and liabilities relating to the product line that are not being sold have not been shown as pro forma adjustments. The gain does not include any provision for income taxes as it is believed that any taxable gain amount will be completely offset by available net operating losses. The estimated gain of approximately $8.2 million will be recorded in the second quarter of the fiscal year ended December 31, 2001.

                  (B) The pro forma adjustments to the condensed consolidated statement of operations for the year ended December 31, 2000 reflect the sales and expenses directly related to the Ridaura product line. No corporate overhead costs were allocated to this product line as we believe these costs would have continued without this product line. Pursuant to Article 11 of Regulation S-X, the estimated gain to be recognized on the disposition transaction has been excluded from the pro forma condensed consolidated statement of operations for the year ended December 31, 2000 due to its non-recurring nature. Also pursuant to Article 11 of Regulation S-X, the historical condensed consolidated statement of operations shall only report income through income before extraordinary items or the cumulative effects of accounting changes. As such, net income as reported in the Form 10-K filed by Connetics for the year ended December, 31, 2000 is not included in the historical information shown, as it includes the cumulative effects of a change in accounting principle related to the adoption of SAB 101 during the year ended December 31, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CONNETICS CORPORATION

                                         By: /s/ John L. Higgins
                                            ---------------------------------
                                            John L. Higgins
                                            Executive Vice President, Finance
                                            and Administration and Chief
                                            Financial Officer

Date: May 11, 2001

                                  EXHIBIT INDEX

            2.1* Asset Purchase Agreement dated as of April 9, 2001, by and between Prometheus Laboratories, Inc. and Connetics Corporation.

            2.2**(1) Asset Purchase Agreement dated December 2, 1996 between Connetics Corporation (then known as Connective Therapeutics, Inc.), SmithKline Beecham Corporation, SmithKline Beecham Pharma Inc., SmithKline Beecham Properties, Inc. and SmithKline Beecham Inter-American Corporation.

            10.1**(2)  Supply Agreement dated December 31, 1996 between
                       Connetics Corporation (then known as Connective Therapeutics, Inc.) and SmithKline Beecham Corporation.

            10.2(3) Supply Agreement dated December 19, 1997 between Connetics Corporation and Pharmascience, Inc.

            99.1       Press Release dated May 1, 2001

--------
* Portions of this exhibit have been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

** Certain portions of this exhibit were granted confidential treatment pursuant to an order from the SEC.

(1) Incorporated by reference to Exhibit 2.1 filed with our Current Report on Form 8-K/A dated January 15, 1997 and filed with the SEC on April 28, 1997 (Commission File No. 0-27406)

(2) Incorporated by reference to Exhibit 10.4 filed with our Current Report on Form 8-K dated January 15, 1997 and filed with the SEC on January 15, 1997 (Commission File No. 0-27406)

(3) Incorporated by reference to Exhibit 10.55 filed with our Post-Effective Amendment No. 1 to our Registration Statement on Form S-1 filed with the SEC on December 22, 1997 (Registration No. 333-41195)